                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I,

                                Worley H. Clark,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

     I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 15th day of February, 1994.

                                           /s/  Worley H. Clark
                                           --------------------

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I,

                               Dolores E. Cross,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 19th day of July, 1994.


                                           /s/  Dolores E. Cross
                                           ---------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                               Robert S. Hamada,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.


                                           /s/  Robert S. Hamada
                                           ---------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                               Barry G. Hastings,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.


                                           /s/  Barry G. Hastings
                                           ----------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                               Robert A. Helman,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.

                                           /s/  Robert A. Helman
                                           ---------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                                Arthur L. Kelly,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.

                                           /s/  Arthur L. Kelly
                                           --------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                                Ardis Krainik,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.

                                           /s/  Ardis Krainik
                                           ------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                                Robert D. Krebs,


hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.

                                           /s/  Robert D. Krebs
                                           --------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                             Frederick A. Krehbiel,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.

                                           /s/  Frederick A. Krehbiel
                                           --------------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                             William G. Mitchell,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.

                                           /s/  William G. Mitchell
                                       ---------------------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                              William A. Osborn,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.

                                           /s/  William A. Osborn
                                        ------------------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                               Harold B. Smith,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.

                                           /s/  Harold B. Smith
                                        --------------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                             William D. Smithburg,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.

                                           /s/  William D. Smithburg
                                        ----------------------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                                John S. Sutfin,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.

                                           /s/  John S. Sutfin
                                        ------------------------

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that I,

                                Bide L. Thomas,

hereby constitute and appoint David W. Fox, William A. Osborn, Perry R. Pero and John H. Robinson, or any of them, my true and lawful attorneys, to execute in my name and on my behalf, in all capacities as a Director of Northern Trust Corporation (the "Corporation"), one or more Registration Statements and any amendments thereto (including, without limitation, post-effective amendments) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be issued in connection with an Agreement and Plan of Reorganization dated as of December 20, 1993 between the Corporation and Beach One Financial Services, Inc., a Florida corporation, and a related Plan and Agreement of Merger by and among the Corporation, Northern Trust of Florida Corporation, a Florida corporation and a wholly-owned subsidiary of the Corporation, and Beach One Financial Services, Inc.

          I hereby ratify and confirm all that said attorneys, or any of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 15th day of February, 1994.

                                    /s/  Bide L. Thomas
                                  ---------------------------